SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the
                  Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[x]    Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only [as permitted by
Rule
       14a-6(e)(2)]
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                ADVANCED ID CORPORATION
          (name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No Fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.
1)Title of each class of securities to which transaction applies:
2)Aggregate number of securities to which transaction applies:
3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)Proposed maximum aggregate value of transaction:
    5)  Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the
offsetting fee was paid previously.   Identify the previous filing by
registration statement number, or the Form or Schedule and the date of its filing.
    1)   Amount Previously Paid:
    2)   Form, Schedule or Registration Statement No.:
    3)   Filing Party:
    4)   Date Filed:

              THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF
                      ADVANCED ID CORPORATION

Barry Bennett is hereby authorized to represent and to vote the shares of the undersigned in the Company at an Annual Meeting (hereinafter referred to as "Annual Meeting") of Stockholders to be held on July 21, 2005 and at any adjournment as if the undersigned were present and voting at the meeting.

NOTE:  Cumulative voting for directors is not allowed.

1.    Election of Directors
      FOR all nominees (except as written on the line below)  [   ]
          WITHHOLD AUTHORITY TO VOTE
          for all nominees listed below       [  ]

      NOMINEES:   Barry Bennett, Seymour Kazimirski, Che Ki Li, Hubert
Meier, Todd Noble

(INSTRUCTIONS: To withhold authority to vote for any individual nominees write the nominee's name on the line below.)

      -------------------------------------------------

2. Approval of Lopez, Blevins, Bork & Associates, LLP as Independent Certified Accountants for fiscal year ending December 31, 2005.
      FOR [  ]  AGAINST [   ] ABSTAIN [   ]

3.    Change Domicile to Nevada
      FOR [  ]  AGAINST [   ] ABSTAIN [   ]

4. In their discretion, on any other business that may properly come before the meeting.

The shares represented hereby will be voted. With respect to items 1 to 3 above, the shares will be voted in accordance with the specifications made and where no specifications are given, said proxies will vote for the proposals.

Please sign and date and return to Advanced ID Corporation

Dated
                                    ----------------------
                                    Signature

                                    ----------------------
                                    Signature

Joint Owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians or corporation officers, should give full title.

                            PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY

                       PROXY STATEMENT FOR:

                    ADVANCED ID CORPORATION

              2005 ANNUAL MEETING OF STOCKHOLDERS
                When: July 21, 2005 at 2:00 p.m.
                Where: Advanced ID Corporation
                   #14, 6143 - 4th Street SE
                  Calgary, Alberta, Canada

This proxy statement and form of proxy will be first sent or given to security holders on or before June 21, 2005.

1.  INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did You Send Me this Information?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Advanced ID Corporation ("Advanced ID" or the "Company") is soliciting your proxy to vote at the 2005 Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to vote on at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares; you may simply complete, sign, and return the enclosed proxy card to the Company.

How Many Votes do I Have?

Each share of Advanced ID common stock that you own entitles you to one vote. The proxy card indicates the number of shares of Advanced ID common stock that you own. As of April 1, 2005, the record date for the Annual Meeting, there was 42,215,341 shares of Advanced ID common stock outstanding and entitled to vote, held by approximately 1,927 persons.

How Do I Vote the Proxy?

Whether you attend the Annual Meeting in person or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly. Returning the card will not affect your right to attend the Meeting and vote.

If you properly fill in your proxy and ensure it is received by us on or before the meeting date of July 21, 2005 (indicated on the voting card) to vote, your "proxy" (Barry Bennett, President and CEO of Advanced ID Corporation) will vote your shares as you have directed.
If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board.


                            PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY

With respect to each matter to be acted upon at the meeting, abstentions on properly executed proxy cards will be counted for determining a quorum at the meeting; however, such abstentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted in calculating voting results on those matters for which the shareholder has abstained or the broker has not voted.

May I Revoke My Proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following three ways:

   -   You may notify Advanced ID's Secretary in writing at any time
prior to the Annual Meeting that you have revoked your proxy.   No
specific revocation form is required.
   -   You may submit a later dated proxy before the Annual Meeting.
   -   You may vote in person at the Annual Meeting.

Send all written notice or later dated proxies to:
Advanced ID Corporation
#14, 6143 - 4th Street SE
Calgary, Alberta, Canada

How Do I Vote in Person?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on April 1, 2005, the record date for the Annual Meeting.

What happens if I sell my shares before the Annual Meeting?

If you held your shares on the record date for the Annual Meeting but have transferred those shares after the record date and before the Annual Meeting, you will retain your right to vote at the Annual
Meeting.

What Proposals Require a Vote?

Proposal 1: Re-Election of Directors. The five nominees have been nominated for re-election as Directors. If you do not vote for a particular nominee, your vote will not count either "For" or "Against" the nominee.

Proposal 2: Re-Appointment of Auditors. To re-appoint Lopez, Blevins, Bork & Associates, LLP for another year.


                            PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY

Proposal 3: Change Domicile to Nevada.  To change Advanced ID
Corporation's domicile from South Dakota to Nevada.

Is Voting Confidential?

We keep all the proxies, ballots, and voting tabulations private as a matter of practice. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy or elsewhere.

What Are the Costs of Soliciting these Proxies?

Advanced ID will pay the costs of soliciting these proxies. In addition to mailing proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other electronic means of communication. We will also ask banks, brokers and other institutions, nominees and fiduciaries to forward proxy material to their principals and to obtain the authority to execute proxies.

Dissenter's Rights:

Under the South Dakota Business Corporation Act, you have no rights to dissent concerning the matters being voted for at the Annual Meeting.

Which Stockholders own at Least 5% of Advanced ID's Common Stock?

The following table shows, as of April 1, 2005, the record date for the Annual Meeting, all persons who we know were the "beneficial owners" of more than five percent of the total outstanding shares of Advanced ID common stock. As of the record date, there were 42,215,341 shares outstanding.

                              Number of Common Stock  Percentage of
Name of Beneficial Owner(1)     Beneficially Owned       Ownership(2)

Heritage Ventures Ltd.              15,858,540             37.6%

1. "Beneficial Ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. For example, you "beneficially" own Advanced ID common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share) the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days.

2.  Based upon 42,215,341 issued and outstanding as of April 1, 2005.

                            PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY

How Much Stock Do Directors and Executive Officers own?

The following table shows, as of April 1, 2005, Advanced ID common stock owned beneficially by Advanced ID directors, and executive officers, percentage of class owned and the number of underlying aggregate shares granted to them in stock options.

(a)  Directors of Advanced ID

                              Number of Common Stock  Percentage of
Name of Beneficial Owner(1)     Beneficially Owned       Ownership(2)

Barry Bennett                          511,000             1.2%
Seymour Kazimirski                   1,015,669             2.4%
Che Ki Li                              110,000             0.3%
Hubert Meier                           800,000             1.9%
Todd Noble                             210,000             0.5%

(b)  Officers of Advanced ID

                              Number of Common Stock  Percentage of
Name of Beneficial Owner(1)     Beneficially Owned       Ownership(2)

Barry Bennett                         511,000              1.2%
Todd Noble                            210,000              0.5%

(c)  Directors and Officers of Advanced ID as a Group

                              Number of Common Stock  Percentage of
Name of Beneficial Owner(1)     Beneficially Owned       Ownership(2)

Directors/Officers                   2,646,669              6.3%

 (1)"Beneficial Ownership" is a technical term broadly defined by the
SEC to mean more than ownership in the usual sense.   For example, you
"beneficially" own Advanced ID common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share) the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days.
(2)Based upon 42,215,341 issued and outstanding as of May 31, 2005.

2.  INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

Duties of the Board of Directors

The Board of Directors oversees the business and affairs of Advanced ID and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in the Company's day-to-day operations. As an early stage company, we have not yet established standing audit, nominating and compensation committees. Currently, the Board of Directors collectively oversees

PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY director nominees, audit and compensation matters. We are currently without any charters and we have no independent members. Currently, we are also without a policy that allows security holders to recommend directors, sending communications to the Board, and Board attendance at annual meetings. It is the opinion of the Board that any input regarding communications, recommending directors or other matters is welcomed from security holders and will be reviewed by Board members at the next meeting. During fiscal 2004, the Board held one regularly
scheduled meeting and four special meetings.   We do not have a policy
on Board of directors' attendance at Advanced ID's annual meetings of stockholders.

Currently, the Board of directors performs the functions of a nominating committee and is responsible for identifying one or more candidates to serve on the Board, investigating each candidate, evaluating his or her suitability for service on the Board and nominating a candidate for the Board.

The Board is authorized to use any methods it deems appropriate for identifying candidates for Board membership, including recommendations from current Board members and is open to recommendations from stockholders. The Board may consider engaging outside search firms to identify suitable candidates if necessary.

The Board is also authorized to engage in whatever investigation and evaluation processes it deems appropriate, including a thorough review of the candidate's background, characteristics, qualities and qualifications and personal interviews with the Board as a whole or individual members of the Board.

In formulating its recommendation, the Board will consider not only the findings and conclusions of its investigation and evaluation process, but also the current composition of the Board; the attributes and qualifications of serving Board members; additional attributes, capabilities or qualifications that should be represented on the Board; and whether the candidate could provide those additional attributes, capabilities or qualifications. The Board will not recommend any candidate unless that candidate has indicated a willingness to serve as a director and has agreed to comply, if elected, with the expectations and requirements of Board service.

It is the intent of the Board of Directors to establish all requisite committees, charters and policies in due course.

PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY

Who are the current directors, executive officers and significant employees?

The current directors, executive officers and significant employees are as follows:

NAME AND ADDRESS                     AGE      POSITIONS HELD          SINCE
Barry Bennett, Calgary, Alberta      53   Director, President & CEO   Oct/2002
Bill Hoffman, Oxford, Michigan       55   VP, Bus. Development        Oct/2004
Seymour Kazimirski, Honolulu, Hawaii 58   Director                    Oct/2002
Che Ki Li, Shenzhen, China           58   Director                    May/2003
Hubert Meier, Kowloon, Hong Kong     58   Director                    Feb/2003
Todd Noble, Calgary, Alberta         41   Director, CFO & Secretary   Oct/2002

The biographies of the above individuals nominated for election to the Board at the Annual Meeting are contained in the section of this Proxy Statement entitled "Proposal One - Re-Election of Directors."

The biography of Bill Hoffman is as follows:
   - VP Business Development & Marketing. Prior to joining Advanced ID, Mr. Hoffman was the Senior Business Development Manager for radio frequency identification from June 2000 to July 2004 for Intermec Technologies Corporation, a global supply chain solutions provide and developer, manufacture and integrator of wired and wireless automated data collection, radio frequency identification and mobile computing systems. From August 1996 to June 2000, Mr. Hoffman operated his own company, W.J. Hoffman Systems, specializing in barcode systems consultation and integration.

Compensation of the Board of Directors, Officers and Significant
Employees

To date we have not compensated our Directors with payments of fees with the exception of awarding stock options and restricted stock for their services as a Director.




PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY

Option/SAR Grants in Last Three Fiscal Years

                            Individual Grants
---------------------------------------------------------------------------------
(a)                (b)                (c)                 (d)                (e)
                Number of
                Securities         % of Total
                Underlying         Options/SARs
                Options/           Granted to
                SARs               Employees in      Exercise or Base     Expiration
Name            Granted(#)         Fiscal Year       Price ($/Sh)            Date

Barry Bennett      250,000          29.4%             $0.10/share         Oct. 17, 2012
Barry Bennett      250,000          21.7%             $0.50/share         Apr. 22, 2014
Todd Noble         200,000          23.5%             $0.10/share         Oct. 17, 2012
Todd Noble         200,000          17.4%             $0.50/share         Apr. 22, 2014
Seymour Kazimirski 200,000          23.5%             $0.10/share         Oct. 17, 2012
Seymour Kazimirski 200,000          17.4%             $0.50/share         Apr. 22, 2014
Hubert Meier       200,000          23.5%             $0.10/share         Oct. 17, 2012
Hubert Meier       200,000          17.4%             $0.50/share         Apr. 22, 2014
Che Ki Li          300,000          26.1%             $0.50/share         Apr. 22, 2014
Bill Hoffman**     100,000         100.0%             $0.38/share         Jan. 04, 2015

 (1)All of the above options/SARs granted were exercisable based on 50% of such options exercisable after the first anniversary date in which they were awarded with the balance exercisable after the second anniversary date.
Option/SAR Grants in Last Fiscal Year

(a)               (b)                (c)                 (d)                (e)
                                                      Number of
                                                      Securities         Value of
                                                      Underlying         Unexercised
                                                      Unexercised        In-the-Money
                                                      Options/SARs       Options/SARs
                                                      FY-End(#)          FY-End($)
                Shares Acquired                       Exercisable/       Exercisable/
Name            on Exercised(#)   Value Realized($)   Unexercisable      Unexercisable
---------------------------------------------------------------------------------------
Barry Bennett           -                 -         500,000/500,000          $77,500
Todd Noble              -                 -         400,000/400,000          $62,000
Seymour Kazimirski   150,000      $  15,000         200,000/200,000          $     0
Hubert Meier         150,000      $  15,000         200,000/200,000          $     0
Che Ki Li*           100,000      $  10,000         300,000/300,000          $     0
Bill Hoffman **            -              -         100,000/100,000          $     0

* Messrs. Kazimirski and Meier transferred 50,000 options each with an exercise price of $0.10 per share to Mr. Li.
** Mr. Hoffman's options were awarded January 4, 2005.

PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY

We do not have any standard arrangements by which directors are compensated for any services provided as a director. On April 2, 2003, we issued a total of 850,000 options to our directors and on April 22, 2004, we issued a total of 1,150,000 options to our directors. On January 4, 2005, we issued 100,000 options to Bill Hoffman. No cash has been paid to the directors in their capacity as such.

The Executive Officers

These are the biographies of Advanced ID's current executive officers. Mssrs. Bennett and Noble are also running for a Board of Director seat.

Barry Bennett, B.Sc., P.Ag. - Director, President & CEO. Prior to joining Advanced ID, Mr. Bennett was General Manager of the Canadian Simmental Association from August 1990 to February 2001. From February 1977 to August 1990, Mr. Bennett was with the Canadian Imperial Bank of Commerce where he served in various positions with the Agriculture division and with his final posting as the Alberta Regional Manager of Agriculture.

Todd Noble, B.Comm., B.A., CFA - Director & CFO. Mr. Noble's work experience includes being the CFO from July 2000 to May 2003 for an OTC bulletin Board company in the field of software technology. Mr. Noble was also a consultant specializing in finance, treasury, cash management, and hedging from December 1998 to July 2000. From September 1997 to November 1998, Mr. Noble was the Treasurer of The Forzani Group Ltd., a national retailer listed on the Toronto stock exchange. From August 1994 to August 1997, Mr. Noble was the Treasury Manager of Agrium Inc., an international fertilizer producer listed on the New York stock exchange. From April 1992 to August 1994, Mr. Noble was a Senior Manager with Bank of America.


               Balance of Page Intentionally Left Blank



PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY

How We Compensate Executive Officers?

The following table shows salaries paid during the last three years to our executive officers:

-------------------------------------------------------------------------------------------------------------------------+
                                             SUMMARY COMPENSATION TABLE
+----------------------------------------------------------------+--------------------------------------------------------+
|                                                                | Long-Term Compensation                                 |
+----------------------+-----------------------------------------+------------------------------+-------------------------+
|                      | Annual Compensation                     | Awards                       | Payouts                 |
+----------------------+---------+-----------+-------------------+-----------+------------------+-------------------------+
|(a)        |   (b)    | (c)     |   (d)     | (e)               | (f)       |  (g)             |  (h)       (i)          |
+-----------+----------+---------+-----------+-------------------+-----------+------------------+----------+--------------
|Name and   |          |         |           | Other             |Restricted | Securities       |          |              |
|Name and   |          | Annual  |   Annual  | Annual            |Stock      | Underlying       |LTIP      | All Other    |
|Principal  | Fiscal   | Salary  |   Bonus   | Compensation      |Awards     | Options/SARs     |Payouts   | Compensation |
|Position   |  Year    | ($)     |   ($)     | ($)               |($)        | (#)              |($)       | ($)          |
+-----------+----------+---------+-----------+-------------------+-----------+------------------+----------+--------------+
|Barry      |  2004    |$ 75,400 |   $0      | $0                |$5,000     | 250,000          |$0        | $0           |
|Bennett,   |  2003    |$ 75,400 |   $0      | $0                |$0         | 250,000          |$0        | $0           |
|CEO        |  2002    |$ 75,400 |   $0      | $0                |$0         |       0          |$0        | $0           |
+-----------+----------+---------+-----------+-------------------+-----------+------------------+----------+--------------+
|Todd       |  2004    |$ 63,900 |   $0      | $0                |$5,000     | 200,000          |$0        | $0           |
|Noble,     |  2003    |$ 63,900 |   $0      | $0                |$0         | 200,000          |$0        | $0           |
|CFO        |  2002    |$ 39,300 |   $0      | $0                |$0         |       0          |$0        | $0           |
+-----------+----------+---------+-----------+-------------------+-----------+------------------+----------+--------------+

Please refer to the above discussion of Compensation of the Board of Directors beginning on page 4 for details regarding Messrs. Bennett and Noble's option/SAR grants. On January 1, 2004, Advanced ID Corporation entered into employment agreements with both Messrs. Bennett and Noble and which can be viewed by accessing our Form 10QSB filed on May 13, 2004 on the SEC's website at www.sec.gov.

On January 1, 2004, Advanced ID entered into an employment agreement with Barry Bennett, our CEO. The agreement has no specific term and may be terminated by Advanced ID or Mr. Bennett, subject to the other provisions of the agreement. Mr. Bennett shall receive an annual salary of $92,000 Canadian dollars and a bonus determined at the sole discretion of the Board of directors. Advanced ID shall set proposed milestones and proposed bonuses if those milestones are met each year.

On January 1, 2004, Advanced ID entered into an employment agreement with Todd Noble, our CFO. The agreement has no specific term and may be terminated by Advanced ID or Mr. Noble, subject to the other provisions of the agreement. Mr. Noble shall receive an annual salary of $78,000 Canadian dollars and a bonus determined at the sole discretion of the Board of directors. Advanced ID shall set proposed milestones and proposed bonuses if those milestones are met each year.




PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY

Certain Relationships and Related Transactions

Barry Bennett - Advances from related parties include an unsecured advance from Barry Bennett, Advanced ID's president and director, totaling approximately $7,138. The funds were advanced to Advanced ID on September 26, 2001 for an undefined term at an interest rate of 10% per annum. On March 16, 2004, the principal plus accrued interest was paid in full to Mr. Bennett.

Seymour Kazimirski - In addition to being a director of Advanced ID, Mr. Kazimirski also provides consulting services to Advanced ID for the purposes of assisting with product and market development. Specifically, Mr. Kazimirski has been responsible for establishing distribution partners in countries located outside of North America, assisting the company in finding and negotiating supplier partnership agreements, and other general business tasks as requested by the company. There exists no written consulting agreement in place but it has been mutually agreed that Mr. Kazimirski will receive $175 per hour for his services for an undefined term, and which began January 3, 2003. For fiscal 2004, Mr. Kazimirski was paid consulting fees totaling $87,372, all of which was paid in cash. For fiscal 2003, Mr. Kazimirski was paid consulting fees totaling $76,930 of which $64,814 was paid in the form of common stock of Advanced ID based on current market prices. This equated to a total of 408,169 shares.

Hubert Meier - In addition to being a director of Advanced ID, Mr. Meier also provides consulting services to Advanced ID for the purposes of assisting with product and supplier development. Specifically, Mr. Meier has been responsible for development, manufacturing and testing of our

DataTRACT RFID tags, sourcing microchip manufacturers, sourcing reader manufacturers; sourcing antennae design suppliers, and overall product development. His contract began on May 21, 2002 and expires in three years. For fiscal 2004, Mr. Meier was paid consulting fees totaling $28,875, all of which was paid in cash. For fiscal 2003, Mr. Meier was paid consulting fees totaling $42,903 of which $32,000 was paid in the form of common stock of Advanced ID based on current market prices. This equated to a total of 320,000 shares.

Che Ki Li - Mr. Li is a director of Advanced ID. On April 28, 2003, Advanced ID signed a convertible debenture agreement with Mr. Li. The lender provided a loan for up to $100,000, with $50,000 received upon execution and the balance to be received upon approval by the Canadian Cattle Identification Agency for Advanced ID's livestock RFID tag. To date, Advanced ID has received $50,000 under the agreement. As of December 31, 2004, a total of $8,403 in interest had been accrued. The outstanding balance is due on April 28, 2006 and bears interest at 10% per annum. The note is convertible into common stock at $0.25 per share, the fair value on the date of the note. In addition, Advanced ID

PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY issued third party warrants to acquire 250,000 shares of Advanced ID common stock at $0.25 per share. The warrants expire on April 28, 2006. The note was discounted by $37,641, which is the fair value assigned to the warrants. The discount is being amortized over the term of loan.

Todd Noble - On October 9, 2003, 190,000 shares of our common stock were issued to Mr. Noble, an officer and director of Advanced ID, as consideration for his agreement to join Advanced ID in October 2002, the payment of which had been outstanding since this date. Advanced ID recorded $58,900 of non-cash expense in 2003 for the issuance of the stock based on the closing price on the date issued.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Advanced ID officers, directors and persons who beneficially own more than 10% of Advanced ID's common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish Advanced ID with copies of all
Section 16(a) forms they file. To Advanced ID's knowledge, for the fiscal year ended December 31, 2004, no person who is an officer, director or beneficial owner of more than 10% of the Company's common stock or any other person subject to Section 16 of the Exchange Act failed to file on a timely basis, reports required by Section 16(a) of the Exchange Act.

3.  DISCUSSION OF PROPOSALS BY THE BOARD
(a) Proposal 1:    Re-Election of Directors

The Board has nominated five individuals for re-election to the Board at the Annual Meeting. All of the nominees are currently directors of the Company

We know of no reason why any nominee may be unable to serve as Director. If any nominee is unable to serve, your proxy vote for another nominee may be proposed by the Board, or the Board may reduce the number of Directors to be elected, but the number of Directors may not drop to less than three. If any Director resigns, dies or otherwise is unable to serve out his term, the Board may fill the vacancy until the next annual meeting.

The Board of Directors unanimously recommends a vote FOR the re-
election of the Directors.   Proxies solicited by management will be so
voted unless stockholders specify otherwise.   The affirmative vote of
the holders of a majority of the outstanding shares of our common stock is necessary to re-elect the directors.

NOMINEES

Barry Bennett, Director, CEO and President. Age 53. Director since October 2002. *Please see Mr. Bennett's Biography under "The Executive Officers" section of this Proxy.

PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY

Seymour Kazimirski, Director.   Age 58.  Director since October 2002.
In 1995, Mr. Kazimirski established Hawaii Pet Care Alliance and Universal Pet Care, both of which are involved in radio frequency identification for companion animals, and where he continues to serve as President for both entities. From 1995 to 1998, Mr. Kazimirski consulted to AVID Inc., a manufacturer of radio frequency
identification microchips and readers.   In 1993, Mr. Kazimirski
established Global Consulting that houses his consulting operations that specializes in finance, administration and marketing. From 1980 to 1993, Mr. Kazimirski established Florexotica Inc. where he was involved in the import/export of Asian products.

Che Ki Li, Director. Age 58. Director since May 2003. Mr. Li established Guide-Trend Co. Limited in 1980 that specializes in plastic injection technology and manufacturing. Guide-Trend currently has over 500 employees and Mr. Li continues to serve as Chairman of the Board and Managing Director. Mr. Li also serves as Managing Director of Kathrein Technology (Shenzhen), a joint venture partnership established in 1999 between Guide-Trend and Kathrein KG Rosenheim, the world leader in base station antennae manufacturing.

Hubert Meier, Director.  Age 58.   Director since February 2003.  Mr.
Meier is a graduate of electronic engineering at Oskar von Miller Polytech in Munich. Mr. Meier has been operating his own consultancy firm specializing in radio frequency identification technology since May 2002. Prior to this Mr. Meier was with Hana Technologies Hong Kong from 1997 to 2002 where he served as CEO, Managing Director and Board member. From 1993 to 1997, Mr. Meier served as the Vice President Sales, Managing Director and Board member of Temic Hong Kong. From 1978 to 1993, Mr. Meier was with Eurosil where he served as Sales Director, Managing Director and Board member.

Todd Noble, Director, CFO and Secretary.  Age 41, Director since
October 2002. *Please see Mr. Noble's Biography under "The Executive Officers" section of this Proxy.

The Board of Directors unanimously recommends a vote FOR the Re-
Appointment of the Directors. Proxies solicited by management will be so voted unless stockholders specify otherwise. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to re-appoint the directors.

(b) Proposal 2:    Re-Appointment of Auditors

The Board has selected Lopez, Blevins, Bork & Associates, LLP to audit the financial statements of Advanced ID for the fiscal year ending December 31, 2005 and recommends that the shareholders vote for
ratification of such appointment.   Notwithstanding the selection, the
Board, in its discretion, may direct the appointment of new independent accountants at any time during


PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY the year, if the Board feels that such a change would be in the best
interests of Advanced ID and its shareholders.   In the event of a
negative vote on ratification, the Board of Directors will reconsider its selection.

Our auditors are expected to be available by telephone during the
Annual Meeting.   They will have the opportunity to make a statement if
they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees.   We incurred aggregate fees and expenses of approximately
$16,480 and $16,650 from our principal accountant for the 2004 and 2003 fiscal years respectively. Such fees included work completed for our annual audit and for the review of our financial statements included in our Forms 10-QSB.

Tax Fees. We incurred aggregate tax fees and expenses of $0 and $275 from our principal accountant for the 2004 and 2003 fiscal years respectively, for professional services rendered for tax compliance, tax advice, and tax planning.

All Other Fees. We incurred aggregate fees and expenses of $400 and $0 from our principal accountant for the 2004 and 2003 fiscal years respectively, for services rendered in regard to the filing of our Form SB-2.

The Board of Directors, acting as the Audit Committee considered whether, and determined that, the auditor's provision of non-audit services was compatible with maintaining the auditor's independence. All of the services described above for fiscal year 2004 and 2003 were approved by the Board of Directors pursuant to its policies and procedures. We intend to continue using Lopez, Blevins, Bork & Associates, LLP solely for audit and audit-related services, tax consultation and tax compliance services, and, as needed, for due diligence in acquisitions.

The Board of Directors unanimously recommends a vote FOR the Re-
Appointment of the Auditors. Proxies solicited by management will be so voted unless stockholders specify otherwise. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to re-appoint the auditors.

(c) Proposal 3:    Change Domicile to Nevada

When the company concluded its reverse merger transaction in October 2002 with USA Sunrise Beverages, Advanced ID Corporation assumed the previous entity's domicile of South Dakota. The Board is requesting that shareholders grant approval to change the current domicile to the



                            PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY

State of Nevada. Our reasons for recommending a change of domicile to Nevada include the following benefits to Advanced ID Corporation and its shareholders:

   - Anticipated lower legal fees due to our securities attorney's increased familiarity with Nevada state laws over South Dakota;
   - Officers and directors can be protected from personal liability for lawful acts of the corporation;
   -   Stockholders are not public record;
   - No corporate income taxes, taxes on corporate shares or franchise tax; and
   -   Nominal annual filing fees.

The effect of a change in domicile to Nevada with regard to the rights of shareholders is expected to be minimal. For ease of reference, we have highlighted the material differences in shareholder rights in South Dakota as compared to Nevada in the table beginning on the next page.

If approved by shareholders, the change in domicile to Nevada will be accomplished by completing the requisite documentation with each state. Articles of Incorporation will be filed in Nevada creating a wholly
owned subsidiary of Advanced ID.   Subsequently, Advanced ID will merge
into its wholly owned subsidiary and Articles of Merger will be filed with South Dakota and Nevada.

With regard to income tax consequences of a change in domicile, there will be no impact as there are no state corporate taxes in either South Dakota or Nevada. In addition, there will be no material federal income tax consequences to shareholders associated with a change in domicile from South Dakota to Nevada.

The Board of Directors unanimously recommends a vote FOR the Change in Domicile to Nevada. Proxies solicited by management will be so voted unless stockholders specify otherwise. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is necessary to approve the change in domicile to Nevada.

The following table outlines the material differences between the rights of security holders in South Dakota and Nevada.

Security Holder Right           South Dakota                     Nevada
Written Consent in        Requires 100% consent        Request majority
Lieu of Meeting           by all shareholders.    consent of all shareholders.

Indemnification for                No.                      Yes.
officers and directors
for personal liability
for lawful acts of the
corporation.

                           PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY

Proxies                       Not valid after the            Not valid after the
                         expiration of 11 months       expiration of 6 months
                         from the date of its         from the date of its creation
                            execution.

Voting Trusts            Can be created for a period    Can be created for a period
                         not to exceed 10 years.         not to exceed 15 years.

Stockholders' Meeting    Majority of shares entitled    Majority of shares entitled
   Quorum                To vote but shall not consist    to vote.
                         Of less than one third of the
                         Shares entitled to vote.

It is the intent of the Company to maintain our current corporate governance, by-laws and control-related provisions should shareholders approves the change in domicile from South Dakota to Nevada. We have no plans to amend our charter, by-laws or control-related provisions with the exception of changing any reference from South Dakota to Nevada. Our intent to change our domicile to Nevada is not the result of or in response to any accumulation of stock or threatened takeover. We do not have any plans to implement measures having anti-takeover effects. We currently have no material provisions within our charter and by-laws in regard to anti-takeover effects. Our proposed Nevada charter and by-laws, which are included as an appendix, also do not contain any material provisions for anti-takeover effects.

4.  PERFORMANCE GRAPH OF THE COMMON STOCK (AIDO)

The graph below shows our stock price and volume over a one year period for Advanced ID's common stock. (3)

1 Year                                                         04/01/05
                                                                 $0.850
- -                                 --                            0.750
 - - --  -                          --                            0.650
    -  ---                          --
    -  - --    .                    - -                           0.550
       - ------- -                  - -
       -       ----                 - --      --                  0.450
       -          ----              -   --    --                  0.400
       -               ---         -     --   - --  -- -- -- --   0.350
                       -- --       -      -----  --- -- -- --  -- 0.300
                       -   --      -
                            ---  - -                              0.250
                              --- --
                               -- -                               0.200
                               -                                  0.150
Apr  May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  2005  Feb  Mar  Apr



                            PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY

Volume
                                                                 1.07M
         -                                                        0.89
         -                          -                             0.71
   -  -  -           -         -    --       -                    0.53
- -- - -- -          -         -- ---- ---   --     -             0.36
 ----  -- ------------------------------- ----------------------- 0.18
Apr  May  Jun  Jul  Aug  Sep  Oct  Nov  Dec  2005  Feb  Mar  Apr

(3) Chart Disclaimer: The chart data provided above is for informational purposes only, and is not intended for trading
purposes.   Neither Advanced ID nor its data or content providers
guarantee the sequence, accuracy, or completeness of any stock price information or other data displayed, nor shall any such party be liable in any way to the reader or to any other person, firm or corporation whatsoever for any delays, inaccuracies, errors in, or omission of any such information or data or the transmission thereof, or for any actions taken in reliance thereon or for any damages arising there from.

5.  INFORMATION TO SHAREHOLDERS

The Company's audited financials should have been mailed to you along with this Proxy Statement. If you did not receive a copy of the Company's financials, a copy will be sent to you free of charge upon written request. A copy of the Company's financials is also available via the U.S. Securities and Exchange Commission's website at www.sec.gov or via the Company's website at www.advancedidcorp.com.

ABOUT STOCKHOLDER PROPOSALS:

If you wish to submit proposals to be included in our 2006 Proxy statement, we must receive them on or before December 31, 2005 in order to be considered for inclusion in the proxy statement for that meeting. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with these requirements. Shareholders who wish to make a proposal at our 2006 annual meeting, other than one that will be included in the proxy materials, must notify us no later than March 31, 2006. If a shareholder who wishes to present a proposal fails to notify us by this date, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the applicable proxy rules.

Please address your proposals to Todd Noble, Advanced ID Corporation at 6143 - 4th Street SE, Suite 14, Calgary, Alberta, Canada, T2H 2H9. Your proposals must contain the specific information required in our By-Laws.

PRELIMINARY COPY
    - FOR THE INFORMATION OF THE SECURITIES EXCHANGE COMMISSION ONLY



Please note that these requirements relate only to matters you wish to bring before your fellow stockholders at the annual meeting.

If you would like a copy of our By-Laws, we will send you one without charge. Please write to the Secretary of Advanced ID Corporation.